EXHIBIT 99.2

Last Updated           10/24/2003

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2003 and 2002

		3 Mo. Ended September 30			9 Mo. Ended September 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$100	$87	$13	$159	$183	$(24)
2	Pinnacle West Energy	3	10	(7)	11	12	(1)
3	APS Energy Services	1	7	(6)	13	20	(7)
4	SunCor	6	(1)	7	10	2	8
5	El Dorado	1	(15)	16	6	(18)	24
6	Parent Company	(1)	13	(14)	(15)	24	(39)

7	Income From Continuing Operations	110	101	9	184	223	(39)
8a	Income From Discontinued Operations - Net of Tax	—	—	—	7	7	—
8b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

9	Net Income	$110	$101	$9	$191	$230	$(39)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$1.10	$1.02	$0.08	$1.74	$2.15	$(0.41)
11	Pinnacle West Energy	0.04	0.12	(0.08)	0.12	0.14	(0.02)
12	APS Energy Services	0.01	0.08	(0.07)	0.15	0.24	(0.09)
13	SunCor	0.07	(0.01)	0.08	0.11	0.03	0.08
14	El Dorado	0.01	(0.18)	0.19	0.06	(0.22)	0.28
15	Parent Company	(0.03)	0.16	(0.19)	(0.16)	0.29	(0.45)

16	Income From Continuing Operations	1.20	1.19	0.01	2.02	2.63	(0.61)
17a	Income From Discontinued Operations - Net of Tax	—	—	—	0.07	0.08	(0.01)
17b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

18	Net Income	$1.20	$1.19	$0.01	$2.09	$2.71	$(0.62)

19	BOOK VALUE PER SHARE	$30.68	$31.39	$(0.71)	$30.68	$31.39	$(0.71)
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,467	84,797	6,670	91,432	84,859	6,573
21	End of Period	91,271	84,756	6,515	91,271	84,756	6,515

[Additional columns below]

[Continued from above table, first column(s) repeated]

		12 Mo. Ended September 30

Line		2003	2002	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$176	$222	$(46)
2	Pinnacle West Energy	(20)	15	(35)
3	APS Energy Services	21	21	—
4	SunCor	18	3	15
5	El Dorado	(31)	(19)	(12)
6	Parent Company	4	17	(13)

7	Income From Continuing Operations	168	259	(91)
8a	Income From Discontinued Operations - Net of Tax	9	7	2
8b	Cumulative Effect of Change in Accounting -Net of Tax	(66)	—	(66)

9	Net Income	$111	$266	$(155)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$1.96	$2.61	$(0.65)
11	Pinnacle West Energy	(0.23)	0.18	(0.41)
12	APS Energy Services	0.24	0.24	—
13	SunCor	0.20	0.03	0.17
14	El Dorado	(0.34)	(0.22)	(0.12)
15	Parent Company	0.04	0.21	(0.17)

16	Income From Continuing Operations	1.87	3.05	(1.18)
17a	Income From Discontinued Operations - Net of Tax	0.09	0.08	0.01
17b	Cumulative Effect of Change in Accounting - Net of Tax	(0.73)	—	(0.73)

18	Net Income	$1.23	$3.13	$(1.90)

19	BOOK VALUE PER SHARE	$30.68	$31.39	$(0.71)
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	89,919	84,851	5,068
21	End of Period	91,271	84,756	6,515

See Glossary of Terms.	Page 1 of 8

Last Updated           10/24/2003

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2003 and 2002

		3 Mo. Ended September 30			9 Mo. Ended September 30			12 Mo. Ended September 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$363	$337	$26	$764	$734	$30	$936	$914	$22
23	Business	284	270	14	731	716	15	943	935	8

24	Total retail	647	607	40	1,495	1,450	45	1,879	1,849	30
	Wholesale revenue on delivered electricity
25	Traditional contracts	5	3	2	12	6	6	15	8	7
26	Retail load hedge management	27	99	(72)	40	112	(72)	51	139	(88)
27	Transmission for others	9	6	3	20	18	2	32	26	6
28	Other miscellaneous services	6	4	2	19	10	9	26	11	15

29	Total regulated electricity	694	719	(25)	1,586	1,596	(10)	2,003	2,033	(30)

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	8	8	—	72	18	54	104	24	80
31	Realized margins on electricity trading	2	5	(3)	9	46	(37)	12	84	(72)
32	Other delivered electricity (a)	156	53	103	425	126	299	506	155	351

33	Total delivered marketing and trading	166	66	100	506	190	316	622	263	359

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(5)	(3)	(2)	(9)	2	(11)	(3)	6	(9)
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(4)	3	(7)	(7)	(34)	27	(14)	(96)	82
36	Change in mark-to-market for future-period deliveries	(2)	22	(24)	(5)	55	(60)	(7)	57	(64)

37	Total other marketing and trading	(11)	22	(33)	(21)	23	(44)	(24)	(33)	9

38	Total marketing and trading	155	88	67	485	213	272	598	230	368

39	Total operating electric revenues	$849	$807	$42	$2,071	$1,809	$262	$2,601	$2,263	$338

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $4 million was transferred to “realized” for the third quarter of 2003. Lines 31 and 34 include amounts totaling $4 million of realized gains for the third quarter of 2003.

See Glossary of Terms.	Page 2 of 8

Last Updated          10/24/2003

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2003 and 2002

		3 Mo. Ended September 30			9 Mo. Ended September 30			12 Mo. Ended September 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ELECTRIC SALES (GWH)
	REGULATED ELECTRICITY SEGMENT
	Retail
40	Residential	4,126	3,806	320	8,773	8,388	385	10,829	10,537	292
41	Business	3,891	3,681	210	10,190	9,881	309	13,226	12,952	274

42	Total retail	8,017	7,487	530	18,963	18,269	694	24,055	23,489	566
	Wholesale electricity delivered
43	Traditional contracts	127	142	(15)	388	334	54	528	417	111
44	Retail load hedge management	446	1,958	(1,512)	760	2,346	(1,586)	1,056	2,728	(1,672)

45	Total regulated electricity	8,590	9,587	(997)	20,111	20,949	(838)	25,639	26,634	(995)

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	203	291	(88)	1,671	740	931	2,722	996	1,726
47	Electricity trading	4,185	5,908	(1,723)	11,235	12,613	(1,378)	15,547	16,441	(894)
48	Other delivered electricity	2,623	905	1,718	8,097	2,406	5,691	9,830	3,152	6,678

49	Total delivered marketing and trading	7,011	7,104	(93)	21,003	15,759	5,244	28,099	20,589	7,510

50	Total electric sales	15,601	16,691	(1,090)	41,114	36,708	4,406	53,738	47,223	6,515

See Glossary of Terms.	Page 3 of 8

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2003 and 2002

		3 Mo. Ended September 30			9 Mo. Ended September 30			12 Mo. Ended September 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$—	$3	$(3)	$4	$5	$(1)	$13	$8	$5
52	Other electricity marketing and trading (a)	9	19	(10)	54	76	(22)	77	132	(55)

53	Total electricity	9	22	(13)	58	81	(23)	90	140	(50)
54	Other commodities (a)	(5)	(3)	(2)	(9)	2	(11)	(3)	6	(9)

55	Total realized margin	4	19	(15)	49	83	(34)	87	146	(59)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(3)	(4)	1	(10)	(31)	21	(15)	(76)	61
57	Other commodities (a)	—	6	(6)	3	(4)	7	1	(12)	13
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—	—	—	(8)	8

59	Subtotal	(3)	2	(5)	(7)	(35)	28	(14)	(96)	82

60	Total current period effects (b)	1	21	(20)	42	48	(6)	73	50	23

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	—	25	(25)	(4)	62	(66)	3	66	(63)
62	Other commodities	(3)	(2)	(1)	(1)	(7)	6	(10)	(9)	(1)

63	Subtotal	(3)	23	(26)	(5)	55	(60)	(7)	57	(64)

64	Total gross margin	$(2)	$44	$(46)	$37	$103	$(66)	$66	$107	$(41)

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of September 30, 2003, Pinnacle West had accumulated mark-to-market net gains of $30 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2003, $2 million; 2004, $6 million; 2005, $6 million; 2006 and thereafter, $16 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $3 million was transferred to “realized” for the third quarter of 2003. A $3 million realized gain is included in the $9 million on line 52 for the third quarter of 2003.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2003 and 2002

		3 Mo. Ended September 30			9 Mo. Ended September 30			12 Mo. Ended September 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$6	$43	$(37)	$44	$113	$(69)	$78	$128	$(50)
66	Natural gas	(5)	3	(8)	—	(1)	1	(5)	(4)	(1)
67	Coal	—	1	(1)	(2)	(2)	—	(2)	(8)	6
68	Emission allowances	(3)	(3)	—	(6)	(7)	1	(6)	(9)	3
69	Other	—	—	—	1	—	1	1	—	1

70	Total Gross Margin	$(2)	$44	$(46)	$37	$103	$(66)	$66	$107	$(41)

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$2	$(2)	$(2)	$3	$(5)	$3	$3	$—
72	Other marketing and trading	(2)	30	(32)	6	73	(67)	15	67	(52)
	APS
73	Generation sales other than native load	—	1	(1)	7	2	5	7	5	2
74	Other marketing and trading	(6)	—	(6)	(3)	—	(3)	(3)	3	(6)
	Pinnacle West Energy
75	Generation sales other than native load	—	—	—	(1)	—	(1)	3	—	3
76	Other marketing and trading	—	—	—	—	—	—	—	—	—
	APS ES
77	Other marketing and trading	6	11	(5)	30	25	5	41	29	12

78	Total gross margin before income taxes	$(2)	$44	$(46)	$37	$103	$(66)	$66	$107	$(41)

See Glossary of Terms.	Page 5 of 8

Last Updated  10/24/2003

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2003 and 2002

		3 Mo. Ended September 30			9 Mo. Ended September 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	824,655	798,590	26,065	824,641	798,424	26,216
80	Business	103,262	100,318	2,944	102,621	99,916	2,704

81	Total	927,917	898,908	29,009	927,262	898,340	28,921
82	Wholesale customers	66	67	(1)	66	67	(1)

83	Total customers	927,983	898,975	29,008	927,327	898,407	28,920

84	Customer Growth (% over prior year)	3.2%	3.1%	0.1%	3.2%	3.1%	0.1%
	RETAIL SALES (GWH) -
	WEATHER NORMALIZED
85	Residential	3,871	3,647	224	8,622	8,252	370
86	Business	3,832	3,691	141	10,206	9,876	330

87	Total	7,703	7,338	365	18,828	18,128	700

	RETAIL USAGE
	(KWh/Average Customer)
88	Residential	5,004	4,766	238	10,639	10,506	133
89	Business	37,677	36,691	986	99,289	98,902	387
	RETAIL USAGE -
	WEATHER NORMALIZED
	(KWh/Average Customer)
90	Residential	4,694	4,566	128	10,463	10,335	128
91	Business	37,113	36,795	318	99,461	98,845	616
	ELECTRICITY DEMAND (MW)
92	System peak demand	6,332	5,803	529	6,332	5,803	529

[Additional columns below]

[Continued from above table, first column(s) repeated]

		12 Mo. Ended September 30

Line		2003	2002	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	821,463	795,414	26,049
80	Business	102,260	99,592	2,668

81	Total	923,723	895,006	28,717
82	Wholesale customers	66	67	(1)

83	Total customers	923,789	895,073	28,716

84	Customer Growth (% over prior year)	3.2%	3.2%	0.0%
	RETAIL SALES (GWH) -
	WEATHER NORMALIZED
85	Residential	10,758	10,390	368
86	Business	13,230	12,897	333

87	Total	23,988	23,287	701

	RETAIL USAGE
	(KWh/Average Customer)
88	Residential	13,183	13,247	(64)
89	Business	129,333	130,056	(723)
	RETAIL USAGE -
	WEATHER NORMALIZED
	(KWh/Average Customer)
90	Residential	13,096	13,062	34
91	Business	129,374	129,496	(122)
	ELECTRICITY DEMAND (MW)
92	System peak demand	6,332	5,803	529

See Glossary of Terms.	Page 6 of 8

Last Updated 10/24/2003

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2003 and 2002

		3 Mo. Ended September 30			9 Mo. Ended September 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,230	2,387	(157)	6,583	6,886	(303)
94	Coal	2,970	3,280	(310)	8,563	8,873	(310)
95	Gas, oil and other	2,696	1,918	778	5,556	2,914	2,642

96	Total	7,896	7,585	311	20,702	18,673	2,029

	Purchased power
97	Firm load	1,099	859	240	1,690	1,775	(85)
98	Marketing and trading	7,255	8,771	(1,516)	20,093	17,363	2,730

99	Total	8,354	9,630	(1,276)	21,783	19,138	2,645

100	Total energy sources	16,250	17,215	(965)	42,485	37,811	4,674

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	93%	100%	(7)%	93%	97%	(4)%
102	Coal	79%	87%	(8)%	76%	79%	(3)%
103	Gas, oil and other	44%	38%	6%	35%	25%	10%
104	System average	64%	69%	(5)%	60%	65%	(5)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	61	12	49	76	47	29
106	Coal	277	88	189	275	184	91
107	Gas	154	106	48	164	45	119
108	Total	492	206	286	515	276	239
109	Generation Fuel Cost ($/MWh)	$19.52	$14.84	$4.68	$17.84	$12.99	$4.85

[Additional columns below]

[Continued from above table, first column(s) repeated]

		12 Mo. Ended September 30

Line		2003	2002	Incr (Decr)

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	8,678	8,705	(27)
94	Coal	11,746	12,076	(330)
95	Gas, oil and other	7,011	3,488	3,523

96	Total	27,435	24,269	3,166

	Purchased power
97	Firm load	1,533	1,987	(454)
98	Marketing and trading	26,433	22,318	4,115

99	Total	27,966	24,305	3,661

100	Total energy sources	55,401	48,574	6,827

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	91%	92%	(1)%
102	Coal	78%	81%	(3)%
103	Gas, oil and other	33%	24%	9%
104	System average	60%	64%	(4)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	89	97	(8)
106	Coal	235	160	75
107	Gas	136	38	98
108	Total	460	295	165
109	Generation Fuel Cost ($/MWh)	$16.66	$12.88	$3.78

See Glossary of Terms.	Page 7 of 8

Last Updated           10/24/2003

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2003 and 2002

		3 Mo. Ended September 30			9 Mo. Ended September 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$52.88	$35.45	$17.43	$50.47	$30.99	$19.49
111	SP15	$53.54	$35.55	$17.99	$52.87	$31.84	$21.03
	Off-Peak
112	Palo Verde	$36.08	$18.21	$17.87	$32.55	$18.16	$14.39
113	SP15	$37.81	$19.54	$18.27	$35.26	$19.42	$15.84
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	2,701	2,647	54	4,327	4,477	(150)
115	Heating degree-days	—	—	—	366	472	(106)
116	Average humidity	30%	27%	3%	30%	24%	6%
	10-Year Averages
117	Cooling degree-days	2,489	2,489	—	4,044	4,044	—
118	Heating degree-days	—	—	—	580	580	—
119	Average humidity	34%	34%	0%	35%	35%	0%
	ECONOMIC INDICATORS
	Building Permits – Metro Phoenix (b) (d)
120	Single-family	10,981	9,249	1,732	28,279	25,805	2,474
121	Multi-family	1,982	2,569	(587)	4,312	5,050	(738)

122	Total	12,963	11,818	1,145	32,591	30,855	1,736

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	0.7%	0.1%	0.6%	0.8%	(0.4)%	1.2%
124	Unemployment rate (%, seasonally adjusted)	6.0%	6.3%	(0.3)%	5.9%	6.2%	(0.3)%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		12 Mo. Ended September 30

Line		2003	2002	Incr (Decr)

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$46.90	$29.96	$16.94
111	SP15	$49.99	$30.97	$19.02
	Off-Peak
112	Palo Verde	$30.69	$18.20	$12.49
113	SP15	$33.58	$19.67	$13.91
	WEATHER INDICATORS
	Actual
114	Cooling degree - days	4,725	5,097	(372)
115	Heating degree-days	694	932	(238)
116	Average humidity	32%	28%	4%
	10-Year Averages
117	Cooling degree-days	4,437	4,437	—
118	Heating degree-days	1,013	1,013	—
119	Average humidity	36%	36%	0%
	ECONOMIC INDICATORS
	Building Permits – Metro Phoenix (b) (d)
120	Single-family	36,858	32,778	4,080
121	Multi-family	6,239	6,277	(38)

122	Total	43,097	39,055	4,042

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	0.7%	(0.4)%	1.1%
124	Unemployment rate (%, seasonally adjusted)	5.9%	6.0%	(0.1)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect three month, nine month and twelve month ended August 2002 and August 2003.

See Glossary of Terms.	Page 8 of 8